FORWARD TREASURY LOCK AGREEMENT

WHEREAS, Gables Realty Limited Partnership ("Counterparty") wishes to defer the fixing of the effective cost to it of its financings based on current interest rates and J.P. Morgan Securities Inc. ("JPMS"), is willing to enter into this Forward Treasury Lock Agreement, dated as of September 22, 1997 to enable Counterparty to do so.

NOW, THEREFORE, Counterparty and JPMS hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

     (a)  This "Agreement" shall mean this Forward Treasury Lock Agreement.

     (b) The "Determination Date" shall mean the day specified below opposite the term "Determination Date". JPMS may, upon written notice to and with the consent of Counterparty, change the Determination Date. Counterparty may also, upon written notice to and with consent of JPMS, change the Determination Date.

     (c) The "Notional Principal" shall mean that amount specified below opposite the term "Notional Principal".

     (d) The "Offer Price" for the Reference Treasury on any day shall mean the spot "offer" price for the Reference Treasury less JPMS' hedging costs, expressed as a percentage, all as determined by JPMS in its reasonable good faith judgment.

     (e) The "Payment Amount" on any day shall mean an amount equal to the product of (i) the difference of the Reference Price minus the Offer Price for the Reference Treasury on such day multiplied by (ii) the Notional Principal.

     (f) The "Reference Price" for the Reference Treasury shall mean that price, expressed as a percentage, specified below opposite the term "Reference Price".

     (g) The "Reference Treasury" shall mean the United States Treasury Bill or Note having the interest rate and maturity specified below opposite the term "Reference Treasury".

     (h) The "Settlement Date" shall mean the date specified below opposite the term "Settlement Date".

2. Payment. The parties hereto agree that on the Settlement Date a payment shall be made equal to the Payment Amount on the Determination Date. If the Payment Amount is a positive number, MGT shall pay the Payment Amount to Counterparty. If such Payment Amount is a negative number, Counterparty shall pay the absolute value of such Payment Amount to MGT.

3. Default: Set-off. In the event a party (the "Defaulting Party") shall (i) fail to make the payment due to Section 2 hereof, or (ii) have an Act of Insolvency (as defined below) occur in respect of it, the other party (the "Non-Defaulting Party") shall have the right, without notice or demand of any kind, to (A) set-off and apply to such Defaulting Party's obligations all property of the Defaulting Party held by the Non-Defaulting Party and all liabilities of and amounts owed by the Non-Defaulting Party to the Defaulting Party, whether matured or unmatured, and whether arising hereunder or under any other agreement or transaction between the parties, and (B) in the case of an Act of Insolvency, establish a Determination Date as of the date of default in which case the Payment Amount shall be immediately payable. The Defaulting Party shall be liable to the
     Non-Defaulting  Party  for  the  Payment  Amount  and  the  amount  of  all reasonable legal and other professional expenses incurred by the Non-Defaulting Party in connection with or as a consequence of an Event of Default, together with interest thereon at LIBOR plus 2%. "Act of Insolvency", with respect to any party, shall mean (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, moratorium, dissolution, delinquency or similar law, or such party seeking the appointment or election of a receiver, conservator, trustee, custodian, or similar official for such party or any substantial part of its property, or the convening of any meeting of creditors for the purpose of commencing any such case or proceeding or seeking such an appointment or election, (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment or election, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (a) is consented to or not timely contested by such party, (b) results in the entry of an order for relief, such an appointment or election, the issuance of such protective decree or the entry of an order having a similar effect, or (c) is not dismissed within 15 days, (iii) the making by a party of a general assignment for the benefit of creditors, or (iv) the admission in writing by a party of such party's inability to pay such party's debts as they become due.

4. No Assignment. The Client may not, without prior written consent of JPMS, assign, transfer or set over to another, in whole or in part, any or all of its benefits, rights, duties and obligations under this Agreement, and any such purported assignment shall be null and void.

5. Early Termination by Agreement. At any time, either party shall have the right by notice to the other to request that the parties negotiate with respect to the termination of this Agreement. In such case, the parties shall promptly negotiate in good faith with respect to an early termination date and the amount, if any, payable by one party to the other, as the case may be, in satisfaction for such early termination. Any such early termination and all terms thereof shall be subject to the mutual agreement of the parties, and each party shall have complete and unfettered discretion as to its agreement to a proposed termination.

6. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original.

7. Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the law of the State of New York without reference to choice of law doctrines. This Agreement, including settlement and delivery, shall be subject to the rules and regulations of the appropriate self-regulatory organizations and the federal and state securities laws.

8.   Miscellaneous.   This  Agreement   constitutes  the  entire  agreement  and
     understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto. No amendment, modification or waiver in respect to this Agreement will be effective unless in writing and executed by each of the parties or confirmed by an exchange of any rights, powers, remedies and privileges provided by law. A failure or delay in exercising any right, power or privilege will not be presumed to preclude any subsequent or further exercise of any other right, power or privilege. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement. Should any part of this Agreement be held void and unenforceable it shall not affect any other part of this Agreement.

     Reference Treasury:                7 7/8% of November 15, 2004

     Notional Principal:                USD 75,000,000

     Agreement Date:                    September 22, 1997

     Determination Date:                December 19, 1997

     Settlement Date:                   December 22, 1997

     Reference Yield:                   6.099%

     Reference Price:                   109-27 3/4

The Office of JPMS for this transaction is:

   Morgan Guaranty Trust Company of New York
   60 Wall Street
   New York,  NY  10260

For Treasury Lock information only:

   Facsimile Transmission Number: (212) 648-5088
   Telephone Number:  (212) 648-6712
   Attention:  Bob Candella


If you are in agreement with the foregoing, please complete the signature line below and return to Bob Candella via facsimile at (212) 648-5088 (Phone: (212) 648-6712).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date specified on the first page of this Agreement.


Gables Realty Limited Partnership                   J.P. MORGAN SECURITIES, INC.

By:     /s/ Marvin R. Banks, Jr.                    By:     /s/ Jason Manske
    -----------------------------                      -------------------------

Name:    Marvin R. Banks, Jr.                       Name:    Jason Manske
     ----------------------------                      -------------------------

Title:   Vice President                             Title:     Vice President
     ----------------------------                      -------------------------

Address:  2859 Paces Ferry Road                     Address:60 Wall Street
          Suite 1450                                        New York,  NY  10260
          Atlanta,  Georgia  30339

1 Subject to the provisions of Section 4.03